>

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022


August 23, 2002

To our Shareholders:

         The U.S. equity market continued on a downward path in the first half of 2002 with the DJIA, the S&P 500 Index, and the NASDAQ Composite recording losses of 8%, 14%, and 25%, respectively. Unlike prior periods in which significant performance divergences occurred, the stock price decline was broadbased with few industry groups, investment styles, or market capitalizations able to avoid losses. From the peak in prices reached in the first quarter of 2000 to the recent July trough, the S&P 500 Index declined 48% and the NASDAQ Composite dropped a startling 76%. The major stock market indices are now facing the possibility of a third consecutive year of losses, a feat which has not occurred since 1939-1941.

         Despite the dismal performance of the equity market, the economy appears to be on a recovery path. Benefiting from a rebuilding of depleted inventories, increased government expenditures, and the positive impact of low interest rates on consumer spending, real GDP grew by an impressive 5% rate in the first quarter. However, since that time, economic growth has slowed as the U.S. consumer began to retrench and capital spending, particularly in the technology sector, failed to rebound. Trends in both employment and consumer confidence have slipped below expected levels for this stage of a recovery and have raised concerns of a double dip recession. Nevertheless, with inventory levels still low relative to final demand, productivity rates high, inflation tame, monetary policy stimulative, and consumer income rising, we believe the economy is still in an expansionary mode.

         Corporate earnings appear to have bottomed and should post positive comparisons during the second half of 2002. Importantly, the sharp decline in equity prices combined with a recovery in earnings has caused valuations to improve. The price earnings multiple for the S&P 500 Index has contracted to a level close to its long-term historical average and valuation models that compare the earnings yield on stocks to Treasury bond yields, currently suggest that equities are undervalued relative to bonds. Unfortunately, this positive development has been offset by a loss of investor confidence in equities due to the recent accounting scandals and disenchantment with Wall Street's overly optimistic research. Although the impact of these events may continue to weigh on the market, we expect the present situation to lead to stricter adherence and enforcement of accounting rules, improved corporate governance and more careful analysis of company developments, which ultimately should help restore investor confidence.

         To summarize, the improvement in stock valuations combined with a generally positive outlook for the economy and corporate profits should lead to better performance for equities going forward. As a result, we are currently utilizing a portion of our cash reserves to purchase equities that we believe offer significant appreciation potential.

         We enclose a report of our Corporation's operations for the six months ended June 30, 2002. The unaudited net asset value per share of the Corporation's Common Stock as at June 30, 2002 was $7.52, as compared with its audited net asset value at December 31, 2001 of $8.10 per share, in both instances giving effect to the Corporation's distribution to shareholders of $.50 per share paid on January 24, 2002 to shareholders of record at the close of business on December 28, 2001. As at August 21, 2002 the unaudited net asset value per share was approximately $7.07 after further giving effect to a distribution to shareholders of $.028 per share, payable on September 12, 2002 to shareholders of record at the close of business on August 30, 2002. As at June 30, 2002 and August 21, 2002 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $6.20. Thus, as at June 30, 2002 and August 21, 2002 the market price for the Corporation's shares represented discounts of approximately 18% and 12%, respectively, from the Corporation's net asset values at such dates.

         Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,977,396 shares (79.1% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.




Very truly yours,


/s/ Wayne S. Reisner
--------------------
Wayne S. Reisner
President



                          STERLING CAPITAL CORPORATION
                             SCHEDULE OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                                         Number of    Market Value
                                                          Shares        (Note A)
                                                         ---------    ------------
Common & Preferred Stocks - 78.49% of net assets
Financial Services - 21.74%
 MBIA, Inc. ....................................          10,500      $  593,565
 J.P. Morgan Chase & Co ........................          11,000         373,120
 Fleet Boston Financial Corp. ..................          11,000         355,850
 Amerus Group Co. ..............................           9,237         342,693
 Unumprovident Corp. ...........................          13,000         330,850
 MetLife Inc. ..................................          11,000         316,800
 KeyCorp .......................................          10,000         273,000
 PNC Financial Services Group Inc. .............           5,000         261,400
 Merrill Lynch & Co. Inc. ......................           5,000         202,500
 AXA ADS .......................................           9,000         163,530
 American Express Company ......................           4,500         163,440
 Mellon Financial Corp. ........................           5,000         157,150
 CNA Surety Corp. ..............................          10,000         145,500
 eFunds Corp * .................................          15,000         142,335
 Morgan Stanley ................................           2,000          86,160
 Friedman Billings Ramsey * ....................           5,000          63,650
 Merrill Lynch Strides 9% ......................          10,000          58,500
 Charles Schwab Corp. ..........................           5,000          56,000
                                                                      ----------
                                                                      $4,086,043
                                                                      ----------

Real Estate and
Real Estate Investment Trusts - 17.46%
 Camden Property Trust .........................          20,190      $  747,636
 Chateau Communities, Inc. .....................          15,630         478,278
 Amli Residential Properties Trust .............          18,000         468,000
 Equity Residential ............................          15,900         457,125
 Equity Office Properties Trust ................          10,000         301,000
 St. Joe Co. ...................................          10,000         300,200
 Catellus Development Corp. * ..................          10,000         204,200
 CarrAmerica Realty Trust 8.55% Pfd C ..........           7,600         192,356
 Equity Residential Pfd C ......................           5,000         133,500
                                                                      ----------
                                                                      $3,282,295
                                                                      ----------


*  Non-income producing security


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 2002
                                   (Unaudited)

                                            Number of      Market Value
                                             Shares          (Note A)
                                            ---------      ------------
Technology - 10.10%
 Falconstor Software Inc. * ........         135,750       $  574,222
 Nam Tai Electronics Inc. ..........          20,000          394,400
 Vishay Intertechnology Inc.* ......           8,000          176,000
 Motorola Inc. .....................          11,173          163,014
 Advanced Micro Devices, Inc. * ....          15,000          145,800
 Avnet, Inc. .......................           5,000          109,950
 Check Point Software Technologies *           7,500          101,700
 LSI Logic Corp. * .................          10,000           87,500
 Computer Network Technology Corp *           10,000           61,300
 Sybase Inc * ......................           5,000           52,750
 AMEX Technology Select Index * ....           2,000           31,640
                                                           ----------
                                                           $1,898,276
                                                           ----------

Telecommunication and Media - 7.92%
 SBC Communications Inc. ...........          12,000       $  366,000
 Verizon Communications ............           7,100          285,065
 United States Cellular Corp * .....           8,500          216,325
 Liberty Media Corp A * ............          15,000          150,000
 AT&T Wireless Services Inc. * .....          20,028          117,164
 AOL Time Warner Inc. * ............           7,000          102,970
 Cablevision Systems Corp Cl A * ...          10,000           94,600
 Walt Disney Co. ...................           5,000           94,500
 Interpublic Group Companies .......           2,500           61,900
                                                           ----------
                                                           $1,488,524
                                                           ----------

Consumer Goods - 6.99%
 Applica Incorporated * ............          60,300       $  747,720
 Kimberly-Clark Corp. ..............           5,000          310,000
 Newell Rubbermaid Inc. ............           3,000          105,180
 Sara Lee Corp. ....................           5,000          103,200
 Black & Decker Corp. ..............           1,000           48,200
                                                           ----------
                                                           $1,314,300
                                                           ----------

         *  Non-income producing security



         The accompanying notes are an integral part of these statements


                  STERLING CAPITAL CORPORATION
               SCHEDULE OF INVESTMENTS - continued
                          June 30, 2002
                           (Unaudited)

                                                       Number of           Market Value
                                                         Shares              (Note A)
                                                       ---------           ------------
 Industrial and Business Services - 4.29%
  Koninklijke Philips Electronics NV Holdings.........  10,838                $299,129
  Electronic Data Systems 7.625% Pfd..................   6,500                 241,800
  Honeywell International Inc.........................   3,500                 123,305
  TALX Corp...........................................   5,000                  94,800
  Ikon Office Solutions Inc...........................   5,000                  47,000
                                                                            -----------
                                                                               $806,034
                                                                            -----------

 Healthcare  - 3.91%
  Aventis Spon ADR. ..................................    3,000                $211,290
  Rhone Poulenc 8.125% Pfd............................    7,500                 192,000
  Merck & Co..........................................    3,000                 151,920
  Bristol Myers Squibb Co. ...........................    4,000                 102,800
  Pharmacia Corporation...............................    2,070                  77,521
                                                                            -----------
                                                                               $735,531
                                                                            -----------
 Retail - 2.01%
  Federated Department Stores *.......................    7,000                $277,900
  May Department Stores ..............................    3,000                  98,790
                                                                            -----------
                                                                               $376,690
                                                                            -----------

 Energy - 1.61%
  Xcel Energy Inc.....................................   10,000                $167,700
  Marathon Oil Corp...................................    5,000                 135,600
                                                                            -----------
                                                                               $303,300
                                                                            -----------
 Paper Products - 1.25%
  Meadwestvaco Corp...................................    7,000                $234,920
                                                                            -----------
 Automotive & Transportation Services - 1.21%
  Ryder System Inc. ..................................    5,000                $135,450
  Lear Corp *.........................................    2,000                  92,500
                                                                            -----------
                                                                               $227,950
                                                                            -----------
 Total common and preferred stocks  (cost $13,548,993)                      $14,753,863
                                                                            -----------


         *  Non-income producing security

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 2002
                                   (Unaudited)


                                                 Principal      Market Value
                                                  Amount         (Note A)
                                                 ---------      ------------

Corporate Bonds and Notes - 3.90%
 Beneficial Corp 6.575%
  note due 12/16/2002 ...................      $   250,000      $   254,710
 Ford Motor Credit 7.5%
  note due 6/15/2003 ....................          250,000          258,502
 American Home Products Corp 7.9%
  note due 2/15/2005 ....................          200,000          220,000
                                                                -----------
Total corporate bonds and notes
      (cost $705,978) ...................                       $   733,212
                                                                -----------
Government Agencies - 2.14%
 Federal Home Loan Bank
   5% due 12/14/2006 ....................      $   150,000      $   150,797
 Federal Home Loan Bank
    6% due 8/14/2009 ....................          250,000          251,172
                                                                -----------
Total Government Agencies (cost $400,000)                       $   401,969
                                                                -----------

Total Investments (cost $14,654,971) ....                       $15,889,044
                                                                ===========





         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2002
                                   (Unaudited)

                                     ASSETS
Investment in securities, at value
    (identified cost $14,654,971) (Note A) .....................  $ 15,889,044
Cash ...........................................................     2,846,709
Investment in real estate (cost $100,000) (Note A) .............        50,000
Receivables:
    Investment securities sold .................................       111,295
    Dividends and interest .....................................        72,194
    Other ......................................................         2,841
                                                                  ------------

Total assets ...................................................  $ 18,972,083
                                                                  ------------

                                   LIABILITIES

Payables:
    Investment securities purchased ............................  $    152,950
    Accrued expenses and other liabilities .....................        22,613
                                                                  ------------
Total liabilities ..............................................  $    175,563
                                                                  ------------
                                   NET ASSETS

Common Stock, authorized 10,000,000 shares,
    outstanding 2,500,000 shares, $1 par value each ............  $  2,500,000
Paid in capital ................................................    17,722,718
Excess of distributions over accumulated net investment loss ...    (6,543,901)
Excess of net realized gain on investments over distributions ..     3,933,630
Net unrealized appreciation of investments .....................     1,184,073
                                                                  ------------

Net assets .....................................................  $ 18,796,520
                                                                  ============

Net assets per outstanding share ...............................  $       7.52
                                                                  ============



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                     For the Six Months ended June 30, 2002
                                   (Unaudited)

Investment income:
    Dividends ...............................      $229,760
    Interest ................................        60,651
                                                   --------
  Total investment income ...................      $290,411
                                                   --------

 Expenses (Notes C and D):
    Officers' salaries ......................      $ 92,188
    Directors' fees and expenses ............        30,922
    Office salaries .........................        26,579
    Payroll taxes, fees and employee benefits        18,166
    American Stock Exchange listing fee .....        15,000
    Equipment rentals .......................        12,173
    Legal, audit and professional fees ......        11,960
    Transfer agent and registrar fees .......        11,729
    Rent and Electric .......................        11,524
    Custodian fees and expenses .............         9,834
    Federal, state and local taxes ..........         4,024
    Insurance ...............................         3,843
    Miscellaneous ...........................         2,678
                                                   --------
      Total expenses ........................      $250,620
                                                   --------
Net investment income .......................      $ 39,791
                                                   --------



                                   (continued)



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                     For the Six Months ended June 30, 2002
                                   (Unaudited)


Net investment income (from previous page) .........      $    39,791
                                                          -----------

Net gain on investments (Notes A and B):
    Realized gain from securities transactions:
      Proceeds from sales ..........................        2,478,408
      Cost of securities sold ......................        1,831,115
                                                          -----------
      Net realized gain ............................          647,293
                                                          -----------

    Unrealized appreciation of investments:
    Beginning of period ............................        3,313,682
    End of period ..................................        1,184,073
                                                          -----------
    Net decrease in unrealized appreciation ........       (2,129,609)
                                                          -----------

Net realized gain and unrealized loss on investments       (1,482,316)
                                                          -----------

Net decrease in net assets resulting from operations      $(1,442,525)
                                                          ===========



         The accompanying notes are an integral part of these statements


                          STERLING CAPITAL CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
               For the six months ended June 30, 2002 (unaudited)
                              and December 31, 2001


                                                       Six Months
                                                         ended             Year Ended
                                                        June 30,           December 31,
                                                          2002                2001
                                                       ----------          ------------
From investment activities:
  Net investment income ........................      $     39,791       $    255,778
  Net realized gain from securities transactions           647,293          1,066,401
  Net decrease in unrealized appreciation ......        (2,129,609)          (727,246)
                                                      ------------       ------------
Increase (Decrease) in net assets derived from
  investment activities ........................        (1,442,525)           594,933

Distributions to shareholders (Note E) .........                 0         (1,412,500)

Net Assets:
  Beginning of year ............................        20,239,045         21,056,612
                                                      ------------       ------------
  End of  period ...............................      $ 18,796,520       $ 20,239,045
                                                      ============       ============




         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2002
                                   (Unaudited)

Note A - Significant Accounting Policies

         Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

         Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

         The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

         The Corporation for the fiscal year ending December 31, 2002 will probably be a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income will probably be "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. It is anticipated that the Corporation will not have any undistributed personal holding company income for the year ended December 31, 2002. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2002
                                   (Unaudited)

 (3) Securities Transactions Valuation

         Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

         Dividends to shareholders are recorded on the dividend declaration date.

(5) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note B - Securities Transactions

         The following summarizes all securities transactions by the Corporation for the six months ended June 30, 2002:

                   Purchases............................ $2,641,141
                   Sales................................ $1,831,115

         Net loss on investments for the six months ended June 30, 2002 was $1,482,316. This amount represents the net decrease in value of investments held during the period. The components are as follows:

                   Long transactions .........................  ($1,482,316)
                                                                -----------
                   Net loss on investments ...................  ($1,482,316)
                                                                ===========

         As of June 30, 2002 gross unrealized appreciation and (depreciation) of the corporation's securities portfolio were as follows:

                   Unrealized appreciation...............    $3,483,959
                   Unrealized depreciation...............    (2,299,886)
                                                             ----------
                   Net unrealized appreciation...........    $1,184,073
                                                             ==========

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2002
                                   (Unaudited)

Note C - Rent

         The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual expense for this space is approximately $22,000.

Note D - Other Transactions with Affiliates

         Aggregate remuneration paid or accrued by the Corporation for the six months ended June 30, 2002 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

                   Officers' salaries ..............  $  92,188
                   Directors' fees .................     30,000

         Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the six months ended June 30, 2002, Mr. Scheuer and the Corporation paid or accrued approximately $277,000 and $23,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

Note E - Distributions to Shareholders

         On January 24, 2002 the Corporation paid a cash distribution of $.50 per share to shareholders of record at the close of business on December 28, 2001. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 2001 even though the distribution was paid to shareholders in 2002. The Board of Directors determined that of the aggregate amount of the distribution ($1,250,000), $250,000 be considered a charge on the Corporation's books against net investment income and $1,000,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2002
                                   (Unaudited)

         On August 2, 2002 the Board of Directors of the Corporation declared a cash distribution of $.028 per share, payable September 12, 2002 to shareholders of record at the close of business on August 30, 2002. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 2001 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to such calendar year shareholders in 2002 even though the distribution represents net capital gains and "investment company taxable income" realized by the Corporation during 2001. The Board of Directors determined that of the aggregate amount of the distribution ($70,000), $5,000 be considered a charge on the Corporation's books against net investment income and $65,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution will be provided to each shareholder.

                          STERLING CAPITAL CORPORATION
                              FINANCIAL HIGHLIGHTS



Selected data for each share of capital stock outstanding throughout each period:


                                                                                 Year Ended December 31
                                                Six Months                       ----------------------
                                                  ended           2001        2000         1999        1998        1997
                                              June 30, 2002       ----        ----         ----        ----        ----
                                               (Unaudited)(1)                            (Audited)
Investment income ........................      $   .12         $    .29    $    .30     $   .25     $   .26     $   .30
Expenses .................................          .10              .19         .21         .21         .21         .22
                                                   ----             ----        ----        ----        ----        ----
Net investment income ....................          .02              .10         .09         .04         .05         .08

Distributions of net realized
capital gains ............................           --             (.43)       (.51)       (.51)       (.04)       (.82)

Distributions of net investment income ...           --             (.13)       (.08)       (.04)       (.05)       (.06)

Net realized gain (loss) and increase
(decrease) in unrealized appreciation ....         (.60)             .14        (.05)       1.00         .30         .87

Net increase (decrease) in net asset value         (.58)            (.32)       (.55)        .49         .26         .07
Net asset value:
   Beginning of period ...................         8.10             8.42        8.97        8.48        8.22        8.15
                                                   ----             ----        ----        ----        ----        ----
   End of period .........................      $  7.52         $   8.10    $   8.42     $  8.97     $  8.48     $  8.22
                                                =======         ========    ========     =======     =======     =======

Ratio of expenses to average net assets ..          1.3%             2.2%        2.4%        2.4%        2.5%        2.6%

Ratio of net investment income to
average net assets .......................           .2%             1.2%        1.0%         .4%         .5%         .9%

Portfolio turnover .......................           11%              38%         49%         37%         41%         40%

Number of shares outstanding at end
of each period (in 000's) ................        2,500            2,500       2,500       2,500       2,500       2,500



(1) Not annualized

                                    OFFICERS


 Walter Scheuer ........................  Chairman of the Board of Directors
 Wayne S. Reisner ......................  President
 Mark Nikiper...........................  Executive Vice President and Secretary
 Michael Carey .........................  Vice President and Treasurer



                                    DIRECTORS

  Jay Eliasberg                                                  Nathan Kingsley
  Arthur P. Floor                                                 Archer Scherl
                                 Walter Scheuer


     Transfer Agent and Registrar                       Custodian

    Registrar and Transfer Company                    Citibank, N.A.
         10 Commerce Drive                            120 Broadway
      Cranford, New Jersey 07016                New York, New York  10271

             Auditors                                General Counsel

   Tardino Tocci & Goldstein LLP                       Skadden, Arps,
        The Chanin Building                         Slate, Meagher & Flom
  122 East 42nd Street Suite 1518                     Four Times Square
     New York, New York 10168                     New York, New York 10036

                                 PRIVACY POLICY


         The Sterling Capital Corporation (the "Corporation") respects the rights of its shareholders to privacy. However, to conduct and process its shareholder's business in an accurate and efficient manner, the Corporation may collect certain information about its shareholders. Generally, the Corporation does not receive any non-public personal information relating to its shareholders, although certain non-public personal information may become available to the Corporation. The Corporation does not disclose any information about its shareholders except to its affiliates, service providers (like the Corporation's transfer agent) and as otherwise permitted by law. To protect shareholders' personal information, the Corporation only permits access to personal information by its authorized representatives. The Corporation also maintains procedural safeguards to guard the personal information of shareholders.